SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 13, 2002

Date of Report (Date of earliest event reported)

Tripos, Inc.

(Exact name of registrant as specified in its charter)

Utah	0-23666	43-1454986
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1699 South Hanley Rd., St. Louis, MO 63144

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(314) 647-1099

Not applicable

(Former name or former address, if changed since last report)

Exhibit Index on Page 3

Item 9.     Regulation FD Disclosure

     On November 13, 2002, Dr. John P. McAlister III, President and Chief Executive Officer of Tripos and B. James Rubin, Chief Financial Officer of Tripos, each executed the certifications required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the Tripos Quarterly Report on Form 10-Q for the quarter ended September 30, 2002. The certifications are furnished as Exhibit 99.1 to this report and are incorporated by reference herein.

Item 7.     Financial Statements and Exhibits.

     99.1     Certification by Dr. John P. McAlister III and B. James Rubin pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the Tripos Quarterly Report on Form 10-Q for the quarter ended September 30, 2002

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRIPOS, INC.

By: /s/ B. James Rubin

B. James Rubin, Secretary

Date: November 13, 2002

EXHIBIT 99.1

Written Statement of Chief Executive Officer and Chief Financial Officer

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

(18 U.S.C. Section 1350)

The undersigned, the Chief Executive Officer and the Chief Financial Officer of Tripos, Inc. (the "Company"), each hereby certifies that, to his knowledge on the date hereof:

(a) the Quarterly Report of the Company for the Quarter Ended September 30, 2002 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John P. McAlister

John P. McAlister

Chief Executive Officer

November 13, 2002

/s/ B. James Rubin

B. James Rubin

Chief Financial Officer

November 13, 2002